                                                                EXHIBIT 23




              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-20951) pertaining to the Intel Puerto Rico Retirement Savings Plan of our report dated April 14, 1999, with respect to the financial statements of the Intel Puerto Rico Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.




                                         /s/  ERNST & YOUNG LLP





San Jose, California
June 25, 1999